Summary of Significant Accounting Policies: Mineral Licenses (Policies)	12 Months Ended
Dec. 31, 2011
Mineral Licenses:
Mineral Licenses

(k)            Mineral licenses

The mineral licenses are recorded at their fair values at the date of acquisition, based on the appraised fair value. Fair value of the mineral licenses acquired prior to August 22, 2004 (the date of change in the Russian Subsoil Law that makes license extensions through the end of the estimated proven and probable reserve period reasonably assured), is based on independent mining engineer appraisals for proven and probable reserves during the license term. Before 2011, such mineral licenses were amortized using the units-of-production method over the shorter of the license term or the estimated proven and probable reserve depletion period. Effective January 1, 2011, the Group changed its estimate of the useful lives of the mineral licenses acquired before August 22, 2004 to be based on proven and probable reserves of the mine. The change was applied prospectively and had no significant impact on the consolidated results of the Group’s operations. The effect of this change in estimate was to reduce depletion expense for the year ended December 31, 2011 by $17,323 and increase income from continuing operations, net of taxes, by $13,858 or $0.00003 per common share.

Fair value of the mineral licenses acquired after August 22, 2004 is based on independent mining engineer appraisals of the estimated proven and probable reserve through the estimated end of the depletion period. Such mineral licenses are amortized using the units-of-production method through the end of the estimated proven and probable reserve depletion period.

In order to calculate proven and probable reserves, estimates and assumptions are used about a range of geological, technical and economic factors, including but not limited to quantities, grades, production techniques, recovery rates, production costs, transport costs, commodity demand, commodity prices and exchange rates. There are numerous uncertainties inherent in estimating proven and probable reserves, and assumptions that are valid at the time of estimation may change significantly when new information becomes available. Changes in the forecast prices of commodities, exchange rates, production costs or recovery rates may change the economic status of reserves and may, ultimately, result in the reserves being restated.

The Group established a policy, according to which the Group would engage independent mining engineers to review its proven and probable reserves every three years unless circumstances or additional factors warrant an additional analysis. This policy does not change the Group’s approach to the measurement of proven and probable reserves as of their acquisition dates as part of business combinations that continue to involve independent mining engineers. The Group’s proven and probable reserve estimates as of that date were made by internal mining engineers and the majority of the assumptions underlying these estimates had been previously reviewed and verified by independent mining engineers.